UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: August 8, 2012
CINCINNATI BELL INC.
(Exact name of registrant as specified in its charter)

Ohio (State or other jurisdiction of incorporation)	1-8519 (Commission File Number)	31-1056105 (IRS Employer Identification No.)
221 East Fourth Street Cincinnati, Ohio (Address of principal executive offices)		45202 (Zip Code)

Registrant's telephone number, including area code: (513) 397-9900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Items

On August 8, 2012, Cincinnati Bell Inc. issued a press release announcing that CyrusOne Inc., the wholly owned subsidiary that owns and operates Cincinnati Bell's data center business, has filed a registration statement on Form S-11 with the Securities and Exchange Commission (“SEC”) in connection with CyrusOne's proposed initial public offering of its common stock. A copy of the press release is furnished herewith as Exhibit 99.1.

Section 9-Financial Statements and Exhibits

Item 9.01-Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit 99.1	Press release dated August 8, 2012 announcing that CyrusOne Inc. has filed a registration statement on Form S-11 with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINCINNATI BELL INC.

Date:	August 8, 2012	By:	/s/ Christopher J. Wilson
Christopher J. Wilson
Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Exhibit

99.1	Press Release dated August 8, 2012 announcing that CyrusOne Inc. has filed a registration statement on Form S-11 with the SEC.